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                                                                   Exhibit 10.3

                           Report of Arthur Andersen

To the Board of Directors and the Shareholders of NTT DoCoMo, Inc.:

   We have audited the consolidated balance sheets of NTT DoCoMo, Inc. (a Japanese corporation) and subsidiaries as of March 31, 2001 and 2002, and the related consolidated statements of operations and comprehensive income (loss), shareholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NTT DoCoMo, Inc. and subsidiaries as of March 31, 2001 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

   As discussed in Note 2 to the consolidated financial statements, the company changed its method of accounting for derivative instruments and hedging activities and accounting for goodwill effective April 1, 2001.

/s/  Arthur Andersen

Tokyo, Japan
June 20, 2002